SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2002

                             OPTIMARK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       000-30527                22-3730995
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



          10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (201) 536-7000


                                       N/A
          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

       (a) On September 26, 2002, Deloitte & Touche LLP ("D&T") resigned as the independent auditors for Optimark Holdings, Inc. (the "Company").

       The reports of D&T on the balance sheets of the Company as of December 31, 2001 and 2000 and the related statements of operations, stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles, except for disclosures of going concern uncertainties.

       In connection with the audits of the periods described above, and the subsequent interim period through September 26, 2002, there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter of the disagreement(s) in connection with its reports.

       D&T has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. The letter is filed as Exhibit 16.

       (b) In light of the significance to the Company of its investment in OptiMark Innovations Inc., which owns 80% of the outstanding capital stock of The Ashton Technology Group, Inc., and the fact that D&T is not the auditor of The Ashton Technology Group, Inc., in accordance with Statement on Auditing Standards No. 1, D&T has determined that it cannot continue as the principal independent auditor of the Company since a significant portion of the net asset value and operating results of the Company is based on the net asset value and operating results of an entity which D&T does not audit.

       The Company has selected Goldstein Golub Kessler LLP as independent auditors for the year ending December 31, 2002. The decision to change independent auditors and the selection of Goldstein Golub Kessler LLP as independent auditors for the year ending December 31, 2002 was approved by the Board of Directors.

Item 7.  Financial Statements and Exhibits
------------------------------------------

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits.




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     Exhibit No.               Description
     -----------               -----------

         16                    Letter of Deloitte & Touche LLP

























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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               OPTIMARK HOLDINGS, INC.


                                               By:  /s/  Robert J. Warshaw
                                                   ---------------------------
                                                   Robert J. Warshaw
                                                   Chief Executive Officer
Date:  October 3, 2002














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                                  EXHIBIT INDEX




     Exhibit No.               Description
     -----------               -----------

         16                    Letter of Deloitte & Touche LLP



























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